UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2015

MSCI Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33812 (Commission File Number)	13-4038723 (IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007
(Address of principal executive offices)  (Zip Code)

(212) 804-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of MSCI Inc. (the “Company”) approved the grant of special one-time performance stock unit (“PSU”) awards to three executive officers, including C.D. Baer Pettit (Head of Index Product Line) and Christopher F. Corrado (Chief Information Officer), under the MSCI Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.  The PSU awards, which vest based on the achievement of the average return on invested capital (“ROIC”) goal set forth below, will further strengthen the link between the executives’ compensation and shareholder value creation.

The Committee approved the PSU awards to Messrs. Pettit and Corrado with a target number of shares of Company common stock, par value $0.01 per share (each, a “Share”), underlying such awards of 36,663 and 27,497, respectively.

The PSU awards will vest in equal tranches of 33.3% on December 31 of each of 2017, 2018 and 2019, subject generally to the executive’s continued employment with the Company and the level of achievement of the applicable ROIC goal.  Each tranche of the PSU awards reflects the right to receive between 90% and 110% of the Shares underlying such tranche based on the average ROIC goal for the fiscal years as set forth below.

Award Tranche	Fiscal Years	ROIC Goal
First Tranche	2015 – 2017	3-year Average
Second Tranche	2015 – 2018	4-year Average
Third Tranche	2015 – 2019	5-year Average

On termination of the executive’s employment by the Company without “cause” or due to his death or “disability” (as such terms are defined in the form of PSU award agreement), the PSU award will vest, and the underlying Shares will be distributed in accordance with the vesting schedule described above in an amount based on the level of achievement of the applicable ROIC goal through the applicable vesting date.  The PSU award will be forfeited if the executive voluntarily resigns his employment for any reason.

The foregoing summary of the PSU awards is qualified in its entirety by the form of PSU award agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
Exhibit 10.1	Form of Special Performance Award Agreement for Performance Stock Units under the MSCI Inc. 2007 Amended and Restated Equity Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI INC.

By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman, Chief Executive Officer and President

Date:  February 2, 2015

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Form of Special Performance Award Agreement for Performance Stock Units under the MSCI Inc. 2007 Amended and Restated Equity Incentive Compensation Plan